UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 2, 2021

(Date of earliest event reported)

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-36282	33-0361285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Jones Rd., Suite 400, Waltham, MA 02451

(Address of principal executive offices, including zip code)

(617) 715-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LJPC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Pursuant to an Agreement and Plan of Merger dated November 2, 2021 (the “Merger Agreement”), La Jolla Pharmaceutical Company, a California corporation (“La Jolla-California”), merged with and into its wholly owned subsidiary, La Jolla Pharmaceutical Company, a Delaware corporation (“La Jolla-Delaware”), with La Jolla-Delaware continuing as the surviving corporation (the “Change of Corporate Domicile”), effective November 2, 2021 (the “Effective Date”). The holders of La Jolla-California common stock and preferred stock immediately prior to the Effective Date owned all of the outstanding shares of La Jolla-Delaware common stock and preferred stock, respectively. There was no change in the number of shares owned by, or in the percentage ownership of, any La Jolla-California shareholder as a result of the Change of Corporate Domicile.

Following the Change of Corporate Domicile, shares of La Jolla-Delaware common stock continue to trade on the Nasdaq Capital Market on an uninterrupted basis under the symbol “LJPC” and retain La Jolla-California’s CUSIP number #503459505. The Change of Corporate Domicile did not result in any change in the business, assets, or operations of the Company. The consolidated financial condition and results of operations of La Jolla-Delaware immediately after consummation of the Change of Corporate Domicile are the same as those of La Jolla-California immediately prior to the consummation of the Change of Corporate Domicile.

Pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), La Jolla-Delaware is deemed the successor issuer to La Jolla-California and its shares of common stock, par value $0.0001 per share, are deemed to be registered under Section 12(b) of the Exchange Act.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnity Agreements

Effective November 2, 2021, La Jolla-Delaware entered into new indemnity agreements (the “Indemnity Agreements”) with each of its executive officers and directors in order to reflect the Change of Corporate Domicile and reflect the governing law of Delaware. The Indemnity Agreements provide indemnification of each indemnitee to the fullest extent permitted by law.

The foregoing description of the Indemnity Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnity Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03Material Modification to Rights of Security Holders.

The Change of Corporate Domicile was approved by La Jolla-California’s shareholders at the 2021 Annual Meeting of Shareholders on July 21, 2021 (the “2021 Annual Meeting”). The Change of Corporate Domicile did not result in any change in the business, physical location, management, assets, liabilities or capitalization of the Company, nor did it result in any change in location of current officers or employees. Upon the Change of Corporate Domicile, each share of La Jolla-California common stock issued and outstanding immediately prior to the Change of Corporate Domicile converted into an equivalent corresponding share of La Jolla-Delaware, having the same designations, rights, powers and preferences and qualifications, limitations and restrictions. Accordingly, La Jolla-California stockholders immediately prior to the Change of Corporate Domicile became stockholders of La Jolla-Delaware upon the Change of Corporate Domicile.

As of the Effective Date: (a) the Board of Directors of La Jolla-Delaware is comprised of the persons elected to the Board of Directors of La Jolla-California at the 2021 Annual Meeting, and they will continue to serve until the next annual shareholders’ meeting and until their successors are elected; (b) the executive officers of La Jolla-Delaware are comprised of the same persons who served as executive officers of La Jolla-California; (c) all employee benefit and incentive compensation plans existing immediately prior to the Change of Corporate Domicile, including the 2013 Equity Incentive Plan, as amended, and the 2018 Employee Stock Purchase Plan, have been continued by La Jolla-Delaware; (d) the registration statements of La Jolla-California on file with the U.S. Securities and Exchange Commission (the “SEC”) immediately prior to the Change of Corporate Domicile have been assumed by La Jolla-Delaware; and (e) the shares of La Jolla-Delaware continue to be listed on Nasdaq under the symbol “LJPC.”

As of the Effective Date, the rights of La Jolla-Delaware’s stockholders are governed by the Delaware General Corporation Law (the “DGCL”), as well as the Amended and Restated Certificate of Incorporation of La Jolla-Delaware (the “Delaware Certificate”) and the Bylaws of La Jolla-Delaware (the “Delaware Bylaws”), copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively. Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the California Articles and the California Bylaws, they also include certain provisions that are different from the provisions contained in the California Articles and the California Bylaws or under the California General Corporation Law, as described in more detail in La Jolla-California’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 4, 2021 (the “2021 Proxy Statement”).

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

The directors of La Jolla-Delaware are the same as the directors of La Jolla-California upon the Change of Corporate Domicile. Information about La Jolla-Delaware’s directors is included in La Jolla-California’s 2021 Proxy Statement, under the section entitled “Proposal 1: Election of Directors” and is incorporated by reference herein.

Executive Officers

The executive officers of La Jolla-Delaware are the same as the executive officers of La Jolla-California upon the Change of Corporate Domicile. Information about La Jolla-Delaware’s executive officers is included in La Jolla-California’s 2021 Proxy Statement, under the section entitled “Executive Officers” and is incorporated by reference herein.

Certain Compensation Arrangements

In connection with the Change of Corporate Domicile, La Jolla-Delaware assumed the 2013 Equity Incentive Plan, as amended, and the 2018 Employee Stock Purchase Plan, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively. Additionally, any other compensatory plan, agreement or arrangement providing for the grant or issuance of La Jolla-California stock are deemed to be amended, to the extent necessary or appropriate, to provide that references to La Jolla-California in such awards, documents and provisions will be read to refer to La Jolla-Delaware.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing description of the Governing Documents do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation of La Jolla-Delaware (the “Delaware Certificate”) and the Bylaws of La Jolla-Delaware (the “Delaware Bylaws”), copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, effective November 2, 2021, by and between La Jolla Pharmaceutical Company, a California Corporation, and La Jolla Pharmaceutical Company, a Delaware Corporation

2.2	Certificate of Merger, effective November 2, 2021

3.1	Amended and Restated Certificate of Incorporation of La Jolla Pharmaceutical Company, a Delaware Corporation

3.2	Bylaws of La Jolla Pharmaceutical Company, a Delaware Corporation

3.3	Specimen of Common Stock Certificate of La Jolla Pharmaceutical Company, a Delaware Corporation

10.1	Form of Indemnity Agreement of La Jolla Pharmaceutical Company, a Delaware Corporation

10.2	La Jolla Pharmaceutical Amended and Restated 2013 Equity Plan

10.3	La Jolla Pharmaceutical 2018 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: November 2, 2021	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer